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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ------------------------------


       Date of Report (Date of earliest event reported): January 29, 2008


                          COOPERATIVE BANKSHARES, INC.
               (Exact name of registrant as specified in charter)

 NORTH CAROLINA                      0-24626                  56-1886527
 (State or other                   (Commission               (IRS Employer
 jurisdiction of                   File Number)             Identification No.)
 incorporation)

               201 MARKET STREET, WILMINGTON, NORTH CAROLINA 28401 (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (910) 343-0181

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 2.02     RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
              ---------------------------------------------

         On January 29, 2008, Cooperative Bankshares, Inc. issued a press release announcing its unaudited financial results for the quarter and year ended December 31, 2007. A copy of the press release is attached to this Report as Exhibit 99.1 and is furnished herewith. Also attached to this Report as
Exhibit 99.2, and furnished herewith, is additional financial information for the period.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.
              ---------------------------------

        (d)   Exhibits

              Number       Description
              ------       -----------

              99.1         Press Release dated January 29, 2008
              99.2         Additional Financial Information



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      COOPERATIVE BANKSHARES, INC.



                                      /s/ Todd L. Sammons
                                      ------------------------------------------
                                      Todd L. Sammons
                                      Senior Vice President and Chief Financial
                                      Officer

Date: January 29, 2008